Exhibit 99.1

TO: PR NEWSWIRE
DISTRIBUTION
US 2
IRW


                              FOR IMMEDIATE RELEASE

       DEL LABORATORIES, INC. ANNOUNCES FINANCIAL ANALYST CONFERENCE CALL

UNIONDALE, NY November 3, 2006 - - Del Laboratories, Inc. announced today that the Company will hold its financial analyst conference call on Tuesday, November 7, 2006 at 11:30 AM eastern time to discuss its financial results for the quarter and nine months ended September 30, 2006 and recent developments. Participants may join the call by dialing (866) 261-3330, conference I.D. Del Labs.


            CONTACT: Joseph Sinicropi
                     Executive Vice President
                     Chief Financial Officer
                     726 Reckson Plaza
                     Uniondale, NY 11556
                     (516) 844-2050